KINGSTONE

Investor Presentation
March 2024

NASDAQ: KINS

FORWARD-LOOKING STATEMENTS

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 to be filed with the Securities and Exchange Commission and Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following:

- the risk of significant losses from catastrophes and severe weather events;
- risks related to the lack of a financial strength rating from A.M. Best;
- risks related to our indebtedness due on December 30, 2024, including due to the failure to comply with certain financial covenants;
- adverse capital, credit and financial market conditions;
- the unavailability of reinsurance at current levels and prices;
- the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;
- the credit risk of our reinsurers;
- the inability to maintain the requisite amount of risk-based capital needed to grow our business;
- the effects of climate change on the frequency or severity of weather events and wildfires;
- risks related to the limited market area of our business;
- risks related to a concentration of business in a limited number of producers;
- legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;
- limitations with regard to our ability to pay dividends;
- the effects of competition in our market areas;
- our reliance on certain key personnel;
- risks related to security breaches or other attacks involving our computer systems or those of our vendors; and
- our reliance on information technology and information systems.

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

KINGSTONE OVERVIEW



Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO").

KICO, a New York domiciled carrier writing business through 700+ licensed agents and brokers, is actively writing personal lines and commercial auto insurance in New York.

Market Cap: $43 Million — Stock Price as of 3/22/2024: $3.90

Total Written Premium: $200 Million — Year-ended 12/31/2023

Policies-In-Force: 78.4K — As of 12/31/2023

Financial Strength Rating: "A" — Demotech: "A, Excellent"

INVESTMENT HIGHLIGHTS

Strong Position in Niche Markets

- Focus on core business in Downstate NY
  - Core represents 86% of total policies as of December 31, 2023.
- Ranked by S&P as the 15th largest homeowner insurer in NY in 2023 with a market share of 1.6%.

Low-cost, Highly-efficient Provider

- In-house underwriting, information technology, claims, customer service and actuarial functions.
- Enables greater control and efficiency.
- Scalable operations.

Strategic Initiatives Driving Value Creation

- Sustainable profitable growth in Core business.
- Underwriting results materially improved in 2023.
- Well-positioned for increasing profit and growth.

Conservative Reinsurance Program

- Property Catastrophe Program.
- Quota Share Treaties.
- Per Risk, Excess of Loss (XOL) Treaties.

Core Business refers to the Company's New York policies.

BUSINESS OPERATIONS

2023 DIRECT PREMIUMS WRITTEN OF $200 MILLION

15TH LARGEST WRITER OF HOMEOWNERS INSURANCE IN THE STATE OF NEW YORK

FOUNDED IN 1886



92.6% — Personal Lines

7.3% — Livery Physical Damage

0.1% — Other

Personal lines: Largest line of business; consists of homeowners and dwelling fire multi-peril, cooperative/condominiums, renters, and personal umbrella policies.

Livery physical damage: For-hire vehicle physical damage only policies for livery and car service vehicles and taxicabs, primarily based in New York City. These policies insure only the physical damage portion of insurance for such vehicles, with no liability coverage included

Other: Write canine legal liability policies and have a small participation in mandatory state joint underwriting associations.

CORE PERSONAL LINES BUSINESS


Hudson River
Westchester
Long Island Sound
Bronx
Manhattan
Queens
New York City
Nassau County
Long Island
Suffolk County
(Richmond) Staten Island
Brooklyn (Kings)
Lower Bay
Atlantic Ocean

Kingstone refers to its New York business as its "Core Business".

Downstate New York refers to NYC, Long Island and Westchester County.

Percentage of Policies-in-force by County (as of 12/31/2023)	
Suffolk	43.7%
Nassau	15.6%
Kings	14.5%
Queens	10.1%
Richmond	5.1%
Bronx	5.1%
New York	0.8%
Westchester	1.2%

STRATEGIC INITIATIVES

2021 – 2022 Kingstone 2.0 100%

2022 – 2023 Kingstone 3.0 100%

Aggressively Reduce Non-Core Business

- A strategic decision to shrink an unprofitable book of business.

Adjust Pricing to Stay Ahead of Trends

- Strong rate achievement to combat ongoing inflationary impacts.

Tightly Manage Reinsurance Requirements

- Manage exposure to a hard reinsurance pricing environment.

Reduce Expenses

- Relentlessly drive down costs.

FOCUSING ON OPERATIONAL EXCELLENCE TO DRIVE GO-FORWARD VALUE CREATION.

CORE VS NON-CORE *PERSONAL LINES LOSS EXPERIENCE*

Core Business refers to the Company's New York policies.


Personal Lines Net Loss+ALAE Ratio
250%
200%
150%
100%
50%
0%
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
PL Core
PL Non-Core

Non-Core business increased Kingstone's personal lines loss ratio by 6.8, 11.1, and 7.3 percentage points in 2021, 2022 and 2023, respectively.

MIX OF BUSINESS *BY POLICIES-IN-FORCE*

Core Business refers to the Company's New York policies.


Non-Core
22%
Other
1%
PDO
7%
2022
Core DF
22%
Core HO
48%

(8 pts) in non-core business
+7 pts in core business


Other
1%
Non-Core
14%
PDO
8%
2023
Core DF
23%
Core HO
54%

Core HO = Core Homeowners
Core DF = Core Dwelling Fire
Non-Core = Non-core Homeowners
PDO = Livery Physical Damage
Other = Personal Umbrella & Canine Legal Liability

Non-Core policy count down 48% in 2023 vs. 2022

DIRECT PREMIUMS WRITTEN

Strategically shrinking Non-core Business due to profitability concerns.


Estimating Core Business Growth of +12% to +16%
$201M
(3%)
+6%
+1%
(8%)
$200M
Further strategic non-renewal of non-core policies in 2024
2022 DPW
Core New Business
Core Renewal Business
Core - Other
Non-Core Business
2023 DPW
Core New Business
Core Renewal Business
Core - Other
Non-Core Business
2024E DPW

Slowed Core new business in 2023 to manage reinsurance costs; increasing growth in the profitable Core Business in 2024.

Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See "Definitions and Non-GAAP Measures". Also see "2024 Guidance".

PRICING TRENDS

Achieving significant price increases, ahead of inflation.

Average Core Business Renewal Premium Increase of +18% in 2023 vs. 2022

Replacement cost was adjusted on every policy starting Q3 2022 so that the entire portfolio is insured to value



CORE BUSINESS 2YR COMPOUNDED ANNUAL GROWTH RATE OF +14.2%
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
Average Written Premium
Core - Renewal
CPI

MANAGING REINSURANCE REQUIREMENTS

Cumulative Risk Adjusted Rate Change - Catastrophe XOL				
	2020	2021	2022	2023
Guy Carpenter Index	1.00	1.06	1.22	1.65
Kingstone	1.00	0.99	1.16	1.37



100YR Verisk Hurricane Probable Maximum Cost
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
$80,000,000,000
$70,000,000,000
$60,000,000,000
$50,000,000,000
$40,000,000,000
$30,000,000,000
$20,000,000,000
$10,000,000,000
$0
Total Insurance Value
February 2016
February 2017
February 2018
February 2019
February 2020
February 2021
February 2022
September 2023
December 2023
100-Year Hurricane PML
TIV

Successfully managing reinsurance requirements and costs while controlling growth of total insurance value.

EXPENSE REDUCTION INITIATIVE

- **Achieved a 3.1 percentage point reduction in our net expense ratio in 2023, driven primarily by decreases in commissions, staffing and other efficiency improvements to business operations along with an increase in our average premium.**
- **Continuing expense reduction focus with a goal of further reducing the net expense ratio to ≤29% for full-year 2024.**


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$27
$27
$26
$26
$25
$25
$24
$24
$23
2021
2022
2023
2024
Net Expense Ratio
Other Underwriting Expenses

See "2024 Guidance".

FOURTH QUARTER 2023 SUMMARY

The operational changes implemented are beginning to demonstrate their positive impact.

Results Summary

- Return to profitability driven by rate and non-rate actions, and cost structure initiatives;
- Net income of $2.9M or $0.26 per diluted share, up $6.9M from a loss of $0.37 in the prior year;
- Loss ratio down 24.5 percentage points to 56.8%, including a 7.3 point decline in the attritional loss ratio, a 10.7 point decline in catastrophe losses and 6.5 point improvement due to prior year development in 2022;
- No favorable or unfavorable prior year reserve development for the quarter;
- Combined ratio of 89.5%, down 24.4 points;
- Equity holdings, including preferred shares, fixed income ETFs, mutual funds and a hedge fund investment, increased by $1.5M; and
- Bonds holdings, excluding those classified as "held-to-maturity" increased by $6.1M pre-tax resulting in an after-tax increase to Other Comprehensive Income of $4.8M and a $0.43 increase to book value per share.

Actions Items Completed

- Obtained approval to withdraw from New Jersey starting January 1, 2024; last policy will be non-renewed by December 31, 2025;
- Non-core policies-in-force declined by 20% from Q3 and 48% from year-end 2022;
- Quota Share placement completed; 27% of adjusted personal lines written premium ceded (down from 30% in prior year) with a higher ceding commission rate than in 2023; and
- Achieved 20% increase in New York Legacy and New Jersey Homeowners' rates, among other changes.

RETURN TO PROFITABILITY WITH NET INCOME PER DILUTED SHARE OF $0.26

COMBINED RATIO IMPROVED BY 24.4 POINTS TO 89.5%

KEY FINANCIAL METRICS

QUARTERS ENDED DECEMBER 31

Consolidated Financial Results			
($ in thousands, except per share data)	**2023**	**2022**	**Change**
Direct premiums written[1]	$52,938	$53,901	-1.8%
Net premiums earned	$28,683	$30,448	-5.8%
Policies-in-force	78,398	92,054	-14.8%
Net investment income	$1,571	$1,525	3.0%
Net gain/(loss) on investments	$1,537	($78)	NM
Underlying loss ratio	53.8%	61.1%	-7.3 pts
Net adverse development of prior year losses	0.0%	6.5%	-6.5 pts
Net loss ratio excluding the effects of catastrophes[1,2]	53.8%	67.6%	-13.8 pts
Catastrophe loss ratio	3.0%	13.7%	-10.7 pts
Total net loss ratio	56.8%	81.3%	-24.5 pts
Net underwriting expense ratio	32.7%	32.6%	0.1 pts
Combined ratio	89.5%	113.9%	-24.4 pts
Adjusted EBITDA[1]	$4,201	($3,191)	NM
Net Income/(Loss)	$2,946	($3,950)	NM
Net Income/(Loss) per share - diluted	$0.26	($0.37)	NM
Return on equity	9.7%	(10.5%)	20.2 pts
Other comprehensive income/(loss)	$4,845	$0	NM
Operating net income/(loss)[1]	$1,732	($3,888)	NM
Operating net income/(loss) per share - diluted[1]	$0.15	($0.36)	NM
Operating return on equity[1]	5.7%	(10.4%)	16.0 pts

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".
[2]Core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio, net loss ratio, non-core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio and net loss ratio are not based on GAAP. Net loss ratio is the most directly comparable GAAP measure. The aggregate of core business net loss ratio and non-core business net loss ratio is represented by net loss ratio, as set forth immediately above the non-GAAP measures.

KEY FINANCIAL METRICS
FULL YEARS ENDED DECEMBER 31

COMBINED RATIO IMPROVED BY 8 POINTS TO 105.3%

NET GAIN/(LOSS) ON INVESTMENTS INCREASED BY $11.5 MILLION

Consolidated Financial Results			
($ in thousands, except per share data)	2023	2022	Change
Direct premiums written[1]	$200,175	$201,255	-0.5%
Net premiums earned	$114,384	$114,385	0.0%
Policies-in-force	78,398	92,054	-14.8%
Net investment income	$6,009	$4,937	21.7%
Net gain/(loss) on investments	$2,135	($9,392)	NM
Underlying loss ratio	65.3%	68.2%	-2.9 pts
Net adverse development of prior year losses	0.0%	2.4%	-2.4 pts
Net loss ratio excluding the effects of catastrophes[1,2]	65.3%	70.6%	-5.3 pts
Catastrophe loss ratio	7.1%	6.7%	0.4 pts
Total net loss ratio	72.4%	77.3%	-4.9 pts
Net underwriting expense ratio	32.9%	36.0%	-3.1 pts
Combined ratio	105.3%	113.3%	-8.0 pts
Adjusted EBITDA[1]	($1,692)	($11,838)	85.7%
Net Income/(Loss)	($6,168)	($22,525)	72.6%
Net Income/(Loss) per share - diluted	($0.57)	($2.12)	72.9%
Return on equity	(17.5%)	(40.3%)	22.8 pts
Other comprehensive income/(loss)	$3,684	($17,755)	NM
Operating net income/(loss)[1]	($7,855)	($15,105)	48.0%
Operating net income/(loss) per share - diluted[1]	($0.73)	($1.42)	48.5%
Operating return on equity[1]	(22.2%)	(27.0%)	4.8 pts
Book value per share - diluted	$2.81	$3.01	-6.6%
Book value per share – diluted, excluding accumulated other comprehensive income/(loss)	$3.80	$4.33	-12.2%

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See “Definitions and Non-GAAP Measures”.
[2]Core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio, net loss ratio, non-core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio and net loss ratio are not based on GAAP. Net loss ratio is the most directly comparable GAAP measure. The aggregate of core business net loss ratio and non-core business net loss ratio is represented by net loss ratio, as set forth immediately above the non-GAAP measures.

BALANCE SHEET OVERVIEW

	December 31, 2023	December 31, 2022
Total investments	174,632,828	179,087,345
Cash and cash equivalents	8,976,998	11,958,228
Premiums receivable, net	13,604,808	13,880,504
Reinsurance receivables, net	75,593,912	66,465,061
Deferred policy acquisition costs	19,802,564	23,819,453
Intangible assets	500,000	500,000
Property and equipment, net	9,395,697	10,541,935
Deferred income taxes, net	10,551,819	10,331,158
Other assets	4,574,584	3,748,847
Total assets	**$ 317,633,210**	**$ 320,332,531**
Loss and loss adjustment expense reserves	$ 121,817,862	$ 118,339,513
Unearned premiums	105,621,538	107,492,777
Advance premiums	3,797,590	2,839,028
Reinsurance balances payable	12,837,140	13,061,966
Deferred ceding commission revenue	9,460,865	10,619,569
Accounts payable, accrued expenses and other liabilities	4,350,546	6,651,723
Debt, net	25,243,530	25,158,523
Total liabilities	**283,129,071**	**284,163,099**
Total stockholders' equity	34,504,139	36,169,432
Total liabilities and stockholders' equity	$ 317,633,210	$ 320,332,531

INVESTMENT PORTFOLIO


Net Investment Income
$ in millions
$4.9
$6.0
2022
2023

Highlights
(as of 12/31/2023)

- Outsourced portfolio management
- High-quality portfolio provides consistent net investment income; 72% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries.
- Equity holdings, including preferred shares, fixed income ETFs, mutual funds and a hedge fund investment, increased in value by $1.5M in Q4.
- Average portfolio yield of 3.58%.
- Effective duration of 4.1 years.


Investment Portfolio
Corporate 43%
RBS & Other 27%
U.S. Treasuries 13%
Gov't 8%
Preferred Stocks 7%
Common Stock & ETFs 2%


Fixed Portfolio
A or Higher 58%
BBB+ 10%
BBB 15%
≤ BBB- or Non Rated 3%
U.S. Treasuries 14%


Average Yield
2.92%
3.20%
3.58%
2021
2022
2023

EXECUTIVE MANAGEMENT TEAM

Barry B. Goldstein - Executive Chairman

Meryl S. Golden - Chief Executive Officer

Jennifer Gravelle - Chief Financial Officer

Sarah Chen - Chief Actuary

Investor Relations Contact:
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

2024 GUIDANCE

The Company's full year expectations are as follows:

12.0% - 16.0%
Core Business direct written premium growth

88.0% to 92.0%
Combined ratio

$0.50 to $0.90
Earnings per share - diluted

15.0% to 22.0%
Return on equity

"Our improved results are the culmination of the initiatives that have already been successfully executed so we are confident that the benefits will become increasingly apparent in our quarterly results going forward. Our margins are increasing due to our efforts to increase premiums; at the same time, the reduction in the non-Core business is improving our loss ratio. Plus, the company's expenses have been reduced materially."

Meryl Golden, Chief Executive Officer

The guidance provided above is based on information available as of March 27, 2024 and management's review of the anticipated financial results for 2024. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 results and is a forward-looking statement (see "Forward-Looking Statements"). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in the press release accompanying this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

DEFINITIONS AND NON-GAAP MEASURES

Direct premiums written *represent the total premiums charged on policies issued by the Company during the respective fiscal period.* ***Net premiums written*** *are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.*

Adjusted EBITDA *is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.*

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

Operating income (loss) and diluted operating income (loss) per share *is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share is the GAAP measure most closely comparable to operating income (loss) and diluted operating income (loss) per share.*

Management uses operating income (loss) and diluted operating income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, and may vary significantly between periods. Operating income (loss) and diluted operating income (loss) per share is provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share and does not reflect the Company's overall profitability.

Operating return on equity *is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.*

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

Net loss ratio excluding the effect of catastrophes *is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.*

Management believes that this ratio is useful to investors and it is used by management to reveal the trends in the Company's business that may be obscured by catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

RECONCILIATION OF DIRECT PREMIUMS WRITTEN AND NET PREMIUMS WRITTEN TO NET PREMIUMS EARNED

	For the Three Months Ended December 31,			For the Years Ended December 31,		
	2023	**2022**	**% Change**	**2023**	**2022**	**% Change**
(000's except percentages)						
Direct and Net Premiums Written Reconciliation:						
Direct premiums written	$52,938	$53,901	(1.8%)	$200,175	$201,255	(0.5%)
Ceded premiums written[1]	(15,554)	(12,928)	20.3%	(106,564)	(94,241)	13.1%
Net premiums written[1]	37,384	40,973	(8.8%)	93,611	107,014	(12.5%)
Change in unearned premiums[1]	(8,701)	(10,525)	(17.3%)	20,774	7,371	181.8%
Net premiums earned	$28,683	$30,448	(5.8%)	$114,384	$114,385	(0.0%)

(Components may not sum due to rounding)

[1]*Ceded premiums written balances, net premiums written balances and change in unearned premiums balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.*

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

	For the Three Months Ended			For the Years Ended		
	December 31,			December 31,		
	2023	2022	% Change	2023	2022	% Change
(000's except percentages)						
Adjusted EBITDA Reconciliation:						
Net income (loss)	$2,946	($3,950)	NM	($6,168)	($22,525)	72.6%
Interest expense	998	649	53.8%	4,003	2,019	98.3%
Income tax expense (benefit)	952	(985)	NM	(1,197)	(5,418)	77.9%
Depreciation and amortization	646	828	(22.0%)	2,973	3,300	(9.9%)
EBITDA	5,542	(3,458)	NM	(390)	(22,623)	98.3%
Net loss (gain) on investments	(1,537)	78	NM	(2,135)	9,392	NM
Stock-based compensation	196	188	NM	833	1,393	(40.2%)
Adjusted EBITDA	$4,201	($3,191)	NM	($1,692)	($11,838)	NM

(Components may not sum due to rounding)

NET INCOME (LOSS) TO OPERATING INCOME (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE TO DILUTED OPERATING EARNINGS (LOSS)

	For the Three Months Ended				For the Years Ended			
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022	
	Amount	Diluted income per common share	Amount	Diluted loss per common share	Amount	Diluted loss per common share	Amount	Diluted loss per common share
(000's except per common share amounts and percentages)								
Operating Income (Loss) and Operating Income (Loss) per Diluted Common Share Reconciliation:								
Net income (loss)	$2,946	$ 0.26	$ (3,950)	$(0.37)	$(6,168)	$(0.57)	$(22,525)	$(2.12)
Net (gain) loss on investments	(1,537)		78		(2,135)		9,392	
Less tax (expense) benefit on net (gain) loss	(323)		16		(448)		1,972	
Net (gain) loss on investments, net of taxes	(1,214)	$(0.11)	62	$0.01	(1,687)	$(0.16)	7,420	$0.70
Operating income (loss)	$1,732	$ 0.15	$(3,888)	$(0.36)	$(7,855)	$(0.73)	$(15,105)	$(1.42)
Weighted average diluted shares outstanding	11,332,934		10,660,426		10,756,487		10,645,365	

(Components may not sum due to rounding)

RECONCILIATION OF NET INCOME (LOSS) TO OPERATING INCOME (LOSS) AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY

	For the Three Months Ended December 31,			For the Years Ended December 31,		
	2023	2022	% Change	2023	2022	% Change
(000's except percentages)						
Operating Income (Loss) Reconciliation:						
Net income (loss)	$2,946	$(3,950)	(174.6%)	$(6,168)	$(22,525)	72.6%
Net (gain) loss on investments	(1,537)	78	NM	(2,135)	9,392	NM
Less tax (expense) benefit on net (gain) loss	(323)	16	NM	(448)	1,972	NM
Net (gain) loss on investments, net of taxes	(1,214)	62	NM	(1,687)	7,420	NM
Operating income (loss)	$1,732	$(3,888)	NM	$(7,855)	$(15,105)	48.0%
Operating Return on Equity Reconciliation:						
Net income (loss)	$2,946	$(3,950)	NM	$(6,168)	$(22,525)	72.6%
Average equity	$30,517	$37,520	(18.7%)	$35,337	$55,921	(36.8%)
Return on equity	9.7%	(10.5%)	(191.7%)	(17.5%)	(40.3%)	56.7%
Net (gain) loss on investments, net of taxes	$(1,214)	$62	NM	$(1,687)	$7,420	NM
Average equity	$30,517	$37,520	(18.7%)	$35,337	$55,921	(36.8%)
Effect of net (gain) loss on investments, net of taxes, on return on equity	(4.0%)	0.2%	NM	(4.8%)	13.3%	NM
Net operating income (loss)	$1,732	$(3,888)	NM	$(7,855)	$(15,105)	48.0%
Average equity	$30,517	$37,520	(18.7%)	$35,337	$55,921	(36.8%)
Operating return on equity	5.7%	(10.4%)	NM	(22.2%)	(27.0%)	17.7%

(Components may not sum due to rounding)

RECONCILIATION OF NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES TO THE NET LOSS RATIO

	For the Three Months Ended			For the years Ended		
	December 31,			December 31,		
	2023	2022	Percentage Point Change	2023	2022	Percentage Point Change
Net Loss Ratio Excluding Catastrophes Reconciliation:						
Net Loss Ratio Excluding Catastrophes	53.8%	67.7%	(13.9) pts	65.3%	70.6%	(5.3) pts
Effect of catastrophe losses on net loss and loss adjustment expenses	3.0%	13.7%	(10.7) pts	7.1%	6.7%	0.4 pts
Net loss ratio	56.8%	81.3%	(24.5) pts	72.4%	77.3%	(4.9) pts

(Components may not sum due to rounding)